UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): March 30, 2016

ASHFORD INC.
(Exact name of registrant as specified in its charter)

DELAWARE	001-36400	46-5292553
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS employer identification number)

14185 Dallas Parkway, Suite 1100
Dallas, Texas		75254
(Address of principal executive offices)		(Zip code)

    Registrant’s telephone number, including area code: (972) 490-9600

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01     REGULATION FD DISCLOSURE
Ashford Inc. (“Ashford”) will present a Powerpoint slideshow on March 30, 2016, to the investment community. The Powerpoint slideshow is attached hereto as Exhibit 99.1.

Additional Information and Where to Find It
In connection with the transaction with Remington Holdings LP described in the Powerpoint slideshow, Ashford filed a proxy statement on Schedule 14A with the Securities and Exchange Commission (the “SEC”) on March 15, 2016. SHAREHOLDERS ARE ADVISED TO READ THE PROXY STATEMENT BECAUSE IT CONTAINS IMPORTANT INFORMATION. Shareholders will be able to obtain a free copy of the proxy statement and other relevant documents filed with the SEC from the SEC’s website at www.sec.gov, or by directing a request by mail to Ashford Inc., 14185 Dallas Parkway, Suite 1100, Dallas, TX, 75254 or from Ashford’s website at www.ashfordinc.com.
Ashford and certain of its directors and officers may, under the rules of the SEC, be deemed to be “participants” in the solicitation of proxies from its shareholders in connection with the transaction. Information concerning the interests of the persons who may be considered “participants” in the solicitation is set forth in Ashford’s proxy statement on Schedule 14A filed with the SEC on March 15, 2016 and its Annual Report on . Copies of these documents can be obtained, without charge, at the SEC’s website at www.sec.gov, by directing a request to Ashford at the address above, or at www.ashfordinc.com.
Safe Harbor for Forward-Looking Statements
This document contains statements that are “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on current expectations or beliefs about future events. These statements are not guarantees of future events and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual events may differ materially from what is expressed in such forward-looking statements due to numerous factors, including, without limitation: general volatility of the capital markets and the market price of Ashford’s common stock; changes in Ashford’s business or investment strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in the industry and the market in which Ashford operates, interest rates or the general economy, the degree and nature of the competition, and the satisfaction of the conditions to the completion of the transaction with Remington Holdings LP. Further information and risks regarding factors that could affect Ashford’s business, operations, financial results or financial positions are discussed from time to time in Ashford’s SEC filings and reports, including its Annual Report on Form 10-K for the year ended December 31, 2015. The shareholders of Ashford and other readers are cautioned not to put undue reliance on any forward-looking statements. Ashford undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit Number	Description
99.1	Presentation to the investment community, dated March 30, 2016.

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 30, 2016

ASHFORD INC.
By: /s/ David A. Brooks
David A. Brooks
Chief Operating Officer and General Counsel